UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549

                            FORM 8-K

                         CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported)    May 15, 2006
                                                      --------------

                      PETMED EXPRESS, INC.
              ----------------------------------------
     (Exact name of registrant as specified in its charter)

         Florida                 000-28827       65-0680967
---------------------------------------------------------------------
(State or other jurisdiction    (Commission    (IRS Employer
         of incorporation)      File Number)  Identification No.)

1441 S.W. 29th Avenue, Pompano Beach, Florida         33069
---------------------------------------------------------------------
   (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code  (954) 979-5995
                                                   ----------------

   -----------------------------------------------------------
  (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]  Pre-commencement communications pursuant to Rule 14d-
           2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]  Pre-commencement communications pursuant to Rule 13e-
           4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Item 8.01 Other Events

     On May 15, 2006, PetMed Express, Inc. discussed its financial results for the year ended March 31, 2006. A copy of the conference call transcript is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

      (c)  Exhibits

           99.1 Conference call transcript by PetMed Express, Inc.
                on May 15, 2006


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PETMED EXPRESS, INC.

Date:  May 17, 2006              By: /s/ Menderes Akdag
                                     -----------------------------
                                     Menderes Akdag,
                                     Chief Executive Officer
                                     and President

                                 By: /s/ Bruce S. Rosenbloom
                                     ------------------------
                                     Bruce S. Rosenbloom,
                                     Chief Financial Officer

                          EXHIBIT INDEX

Exhibit No.                Description


99.1  Conference call transcript by PetMed Express, Inc. on May 15, 2006